EXHIBIT 10.4

                            CERTIFICATE OF DECREASE

                                      OF

                           SERIES F PREFERRED STOCK

                                      OF

                            CARRIAGE SERVICES, INC.


            Pursuant to Section 151 of the General Corporation Law of the State of Delaware, CARRIAGE SERVICES, INC., a corporation organized and existing under the General Corporation Law of the State of Delaware (herein referred to as the "Corporation"), DOES HEREBY CERTIFY:

            That pursuant to authority granted to the Board of Directors of the Corporation by the Amended and Restated Certificate of Incorporation of the Corporation, and pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware, such Board of Directors at a meeting duly held on May 7, 1997, duly adopted a resolution providing for the reduction in the number of shares designated in a series of preferred stock of the Corporation, which resolution is as follows:

            WHEREAS, the Corporation has previously established and designated a series of Preferred Stock, $.01 par value, designated as its Series F Preferred Stock ("Series F Preferred Stock"), consisting of up to 20,000,000 shares, pursuant to the Certificate of Designation, Preferences, Rights and Limitations filed with the Secretary of State of Delaware on November 6, 1996, as amended by the Amended Certificate of Designation, Preferences, Rights and Limitations filed with the Secretary of State of Delaware on December 17, 1996 (as so amended, the "Series F Certificate of Designation"); and

            WHEREAS, there are currently 14,611,677 shares of Series F Preferred Stock which are currently issued and outstanding;

                  NOW, THEREFORE, BE IT RESOLVED, that pursuant to the authority expressly granted and vested in the Board of Directors of the Corporation in accordance with the provisions of the Amended and Restated Certificate of Incorporation of the Corporation and Section 151(g) of the General Corporation Law of the State of Delaware, the number of shares designated as Series F Preferred Stock pursuant to the Series F Certificate of
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            Designation is hereby decreased to FIFTEEN MILLION (15,000,000).

            IN WITNESS WHEREOF, CARRIAGE SERVICES, INC. has caused this Certificate of Decrease to be signed by Mark W. Duffey, its President, as of the 7th day of May, 1997.

                                    CARRIAGE SERVICES, INC.



                                    By:________________________________
                                       MARK W. DUFFEY, President

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